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                                                                    EXHIBIT 10.2

                           CREATIVE COMPUTERS, INC.

                  DIRECTORS' NON-QUALIFIED STOCK OPTION PLAN
                  ------------------------------------------

                   (amended and restated as of May 18, 1999)


     1.  Establishment and Purpose.
         -------------------------

         (a) Creative Computers, Inc., a Delaware corporation (the "Company"), hereby adopts its Directors' Non-Qualified Stock Option Plan. The Plan is intended to provide a means whereby eligible members of the Board may be given an opportunity to purchase shares of Stock pursuant to options which are not intended to qualify as incentive stock options under Section 422 of the Code.

         (b) The purpose of the Plan is to enable the Company to attract qualified individuals to serve as members of the Board, to provide additional performance incentives to such individuals while serving as directors, and to encourage their continued service on the Board.

     2.  Definitions.
         -----------

         As used herein, the following definitions shall apply:

         (a) "Affiliate" shall mean any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries of the Company that become such after adoption of the Plan.

         (b)  "Board" shall mean the Board of Directors of the Company.

         (c) "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

              .    the direct or indirect acquisition by any Person or related group of Persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a Person or related group of Persons that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, or
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              .    a change in the composition of the Board over a period of
     thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (a) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

         (d)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (e) "Company" shall mean Creative Computers, Inc., a Delaware corporation.

         (f) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

         (g) "Corporate Transaction" shall means any of the following stockholder-approved transactions to which the Company is a party:

              .    a merger or consolidation in which the Company is not the
     surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated,

              .    the sale, transfer or other disposition of all or
     substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in complete liquidation or dissolution of the Company, or

              .    any reverse merger in which the Company is the surviving
     entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a Person or Persons different from those who held such securities immediately prior to such merger.

         (h)  "Director" shall mean a member of the Board.

         (i) "Effective Date" shall mean the date this Plan is adopted by the Board.

         (j) "Employee" shall mean any person who is an employee of the Company, or any Affiliate of the Company, for purposes of tax withholding under the Code. The payment of a director's fee by the Company shall not be sufficient to render the recipient of such fee an Employee.

         (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

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         (l)  "Fair Market Value" shall mean the price which the Board acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts; provided, however, that where there exists a public market for the Stock at the time of such determination, the Fair Market Value shall be the average of the closing bid and asked prices of a share of Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of a share of Stock or the closing price of a share of Stock quoted on The Nasdaq National Market or on any exchange on which the Stock is then listed, whichever is applicable, as published in the Western Edition of The Wall Street
                                                                ---------------
Journal on the trading day prior to the date of determination of Fair Market
-------
Value.

         (m) "Initial Public Offering" shall mean the closing of the Company's first underwritten offering of Common Stock to the public generally.

         (n) "Option" shall mean an option to purchase shares of Stock granted pursuant to the Plan.

         (o) "Option Certificate" shall mean the written certificate setting forth the terms of an Option in the form attached as Exhibit A hereto.

         (p)  "Optionee" shall mean an Outside Director who receives an Option.

         (q)  "Outside Director" shall mean a Director who is not an Employee.

         (r) "Person" shall mean a natural person, corporation, partnership, limited liability company, joint venture, trust, or any other entity and any government or instrumentality of a government.

         (s) "Plan" shall mean this Creative Computers, Inc. Directors' Non-Qualified Stock Option Plan.

         (t) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (u) "Stock" shall mean the Common Stock, $.001 par value per share, of the Company.

     3.  Stock Subject to the Plan.
         -------------------------

         Subject to Section 12 of the Plan, the maximum number of shares of Stock which may be subject to Options and sold under the Plan is 100,000 shares of Stock. If an Option expires or becomes unexercisable for any reason and has not been exercised in full, the Stock subject to such Option shall be available for future grant under the Plan. If Stock which was acquired upon exercise of an Option is subsequently repurchased by the Company, such Stock shall not be available for future grants under the Plan.

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     4.  Interpretation and Administration of the Plan.
         ---------------------------------------------

         (a) The Plan is intended to be self-executing pursuant to the terms hereof. However, any questions concerning interpretation or execution of the Plan or grants hereunder shall be decided by the Board. All decisions, determinations and interpretations of the Board shall be final and binding on all holders of any Options granted under the Plan.

         (b) Subject to the provisions and restrictions of the Plan, the Board shall have the authority to: (i) authorize any person to execute on behalf of the Company any agreements or other documents in connection with the grant of an Option under the Plan; (ii) approve forms of agreement for use under the Plan consistent with the terms of the Plan; and (iii) make all other determinations deemed necessary or advisable for the implementation of the Plan.

     5.  Option Grants.
         -------------

         (a) All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the provisions of this Section 5. Neither the Board nor any person shall have any discretion to select which Outside Directors shall be granted Options, or to determine the number of shares of Stock to be covered by Options granted to Outside Directors, the timing of such Option grants or the exercise price thereof.

         (b) An option to purchase 5,000 shares of Stock shall be granted ("Initial Grant") to each Outside Director, such Initial Grant to be made (i) to the then existing Outside Directors upon the closing of the Company's Initial Public Offering and (ii) to other Outside Directors elected or appointed to the Board after the Company's Initial Public Offering upon the date each such Outside Director first becomes an Outside Director of the Company. Beginning with the first annual meeting of the Company's stockholders following the Initial Public Offering and thereafter at each subsequent annual meeting of the Company's stockholders, each Outside Director who continues as an Outside Director immediately following each such annual meeting shall be granted an option to purchase 5,000 shares of Stock ("Subsequent Grant"); provided that no Subsequent Grant shall be made to any Outside Director who has not served as an Outside Director of the Company, as of the time of such annual meeting, for at least one year. Each Subsequent Grant shall be made on the date of the annual stockholders' meeting in question. If any Option ceases to be exercisable in whole or in part, the shares which were subject to such Option but as to which the Option had not been exercised shall continue to be available under the Plan.

     6.  Terms and Conditions of Options.
         -------------------------------

         (a) Each Option granted pursuant to the Plan shall be evidenced by an Option Certificate executed by the Company and the Optionee.

         (b) The exercise price per share of Options granted under the Plan shall be 100% of the Fair Market Value per share of Stock on the date of grant of the Option, subject to

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adjustment to the extent provided in Section 12 hereof; provided, that with respect to Options granted concurrently with the closing of the Company's Initial Public Offering, the exercise price shall be the initial offering price of the Common Stock of the Company to the public, subject to adjustment to the extent provided in Section 12 hereof.

         (c) Subject to the provisions in the Option Certificate and Sections 10(e) and 10(f) hereof, each Option shall vest and become exercisable twelve
(12) months after the date of grant.

         (d) The term of each Option shall be ten (10) years from the date of grant, unless a shorter period is required to comply with any applicable law, in which case such shorter period shall apply.

     7.  Eligibility.
         -----------

         Options may be granted only to Outside Directors. No Optionee shall have any rights as a stockholder of the Company as a result of the grant of an Option under the Plan or his or her exercise of such Option pending the actual issuance by the Company of the Stock subject to such Option. The Plan shall not confer upon any Outside Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights that the Director or the Company may have to terminate his or her directorship at any time.

     8.  Term of Plan; Effective Date.
         ----------------------------

         The Plan shall become effective on the Effective Date, subject to approval of the Plan by the stockholders of the Company. If the Effective Date precedes such stockholder approval any Option granted under the Plan prior to such approval shall be conditioned upon approval by stockholders of the Plan. Options may be granted under the Plan at any time on or before the tenth anniversary of the date of adoption of the Plan.

     9.  Payment Upon Exercise.
         ---------------------

         Payment of the exercise price upon exercise of any Option may be made
(i) in cash, (ii) by delivery on a form prescribed by the Board of an irrevocable direction to a securities broker approved by the Board to sell shares and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) with shares of Stock owned by the Optionee or withholding of shares otherwise deliverable to the Optionee upon exercise of the Option; or
(v) any combination of the foregoing. Any stock used to exercise an Option shall be valued at its Fair Market Value on the date of the exercise of the Option.

     10. Exercise of Option.
         ------------------

         (a) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Certificate

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by the person entitled to exercise the Option and full payment for the Stock has been received by the Company in accordance with Section 9 hereof. An Option may not be exercised for a fraction of a share of Stock.

     (b) If an Optionee ceases to serve as a Director (other than as a result of disability, death or following a Change in Control), he or she may, but only within three (3) months after the date he or she ceases to be a Director, exercise his or her then outstanding Options to the extent that he or she was entitled to exercise them at the date of such termination. Notwithstanding the foregoing, in no event may any Option be exercised after the expiration of its term set forth in Section 6. To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (that he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

     (c) Notwithstanding the provisions of Section 9(b) above, in the event an Optionee is unable to continue his or her service as a Director as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, within twelve (12) months from the date of such termination, exercise his or her then outstanding Options to the extent he or she was entitled to exercise them at the date of such termination. Notwithstanding the foregoing, in no event may any Option be exercised after the expiration of its term set forth in Section 6. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (that he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

     (d) If during the term of his or her Option, an Optionee (A) dies and had been in Continuous Status as a Director at the time of his or her death, or (B) dies within three (3) months after termination of Continuous Status as a Director, the Option may be exercised at any time within twelve (12) months following the date of the Optionee's death by the Optionee's personal representative or by a person who acquired the right to exercise the Option by bequest or intestate succession, but only to the extent the Optionee was entitled to exercise the Option at the time of his or her termination of Continuous Status as a Director. Notwithstanding the foregoing, in no event may the Option be exercised after the expiration of the term set forth in Section 6.

     (e) Should any Corporate Transaction occur while an Optionee remains in Continuous Status as a Director, then each outstanding Option held by such Optionee shall become fully exercisable, immediately prior to the specified effective date of such Corporate Transaction, for all or any portion of the shares at the time represented by such Option and may be exercised with respect to any or all of such shares represented by the Option prior to the specified effective date of such Corporate Transaction. Immediately following the consummation of the Corporate Transaction, each such option shall terminate unless assumed by the successor company or its parent.

     (f) Should a Change in Control occur while an Optionee remains in Continuous Status as a Director, then each outstanding Option held by such Optionee shall become fully exercisable, immediately prior to the effective date of such Change in Control, for

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all of the shares at the time subject to such Option and may be exercised with respect to any or all of such shares represented by the Option. The Option shall remain so exercisable until the expiration or sooner termination of the Option term.

     11.  Nontransferability of Options.
          -----------------------------

     To the extent required by Rule 16b-3 of the Exchange Act, no Option shall be transferable by an Optionee other than by operation of law or by will or by the laws of descent or distribution; provided that, if Rule 16b-3 is amended after the Board's adoption of the Plan to permit greater transferability of an Option hereunder, all Options hereunder shall be transferable after the Initial Public Offering to the fullest extent provided by Rule 16b-3 as so amended. In the event of any Rule 16b-3 permitted transfer of an Option, the transferee shall be entitled to exercise the Option in the same manner and only to the same extent as the Optionee (or his personal representative or the person who would have acquired the right to exercise the Option by bequest or intestate succession) would have been entitled to exercise the Option under Sections 9 and 10 had the Option not been transferred.

     12.  Adjustment Upon Changes in Capitalization.
          -----------------------------------------

     In the event that the number of outstanding shares of Stock of the Company is changed through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of two percent) or other change in the capital structure of the Company without consideration, the number of shares of Stock available under the Plan, the number of shares of Stock deliverable in connection with any Option and the exercise price per share of such Option shall be proportionately adjusted; provided however, that no certificate or scrip representing fractional shares shall be issued and any resulting fractions of a share shall be ignored.

     13.  Amendment and Termination of the Plan.
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     (a) The Board may amend the Plan from time to time in such respects as the
Board may deem advisable; provided, however, that to the extent necessary to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval by the Company's stockholders to amend the Plan to the extent and in the manner required by such law or regulation. Notwithstanding the foregoing, the provisions set forth in Sections 5 and 6 of the Plan (and any other Sections of the Plan that affect the formula award terms required to be specified in the Plan by Rule 16b-3 of the Exchange Act and any successor to such Rule) shall not be amended periodically and in no event more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or any applicable rules and regulations thereunder.

     (b) The Board, without further approval of the stockholders, may at any time terminate or suspend the Plan. Except as otherwise provided herein, any such termination or suspension of the Plan shall not affect Options already granted hereunder, and such Options shall remain in full force and effect as if the Plan had not been terminated or suspended.

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     (c) Except as otherwise provided herein, rights and obligations under any outstanding Option shall not be altered or impaired by amendment, suspension or termination of the Plan, except with the consent of the person to whom the Option was granted or transferred.

     14.  Conditions Upon Issuance of Stock.
          ---------------------------------

     (a) Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange or national market system upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) Inability of the Company to obtain authority from any regulatory body having jurisdictional authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Stock hereunder shall relieve the Company of any liability for failure to issue or sell such Stock.

     15.  Reservation of Stock.
          --------------------

     The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

     16.  Additional Restrictions of Rule 16b-3.
          -------------------------------------

     Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein in order to qualify the Plan as a formula plan, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

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